EXHIBIT 99

                                 EXHIBIT INDEX

The following exhibit is filed as a part of this Form 10-KSB.

Exhibit
   No.                                              Description
3.1 Articles of Incorporation (filed on May 23, 1997 as Exhibit 3.1 to Amendment No. 1 to the Company's Registration on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).
3.1.1 Articles of Amendment (filed on May 23, 1997 as Exhibit 3.1.1 to Amendment No. 1 to the Company's Registration on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).
3.1.2 Articles of Amendment (filed on May 23, 1997 as Exhibit 3.1.2 to Amendment No. 1 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).
3.1.3 Articles of Amendment (filed on May 23,, 1997 as Exhibit 3.1.3 to Amendment No. 1 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).
3.1.4 Articles of Amendment (filed on May 23, 1997 as Exhibit 3.1.4 to Amendment No. 1 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).
3.2 Amended and Restated Bylaws (filed on May 23, 1997 as Exhibit 3.2 to Amendment No. 1 to the Company's Registration on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).
3.2.1     Amendments to Amended and Restated Bylaws (filed on May 23, 1997 as
     Exhibit 3.2.1 to Amendment No. 1 to the Company's Registration on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).
4.1 Articles of Incorporation (filed on May 23, 1997 as Exhibit 3.1 to Amendment No. 1 to the Company's Registration on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).
4.1.1 Articles of Amendment (filed on May 23, 1997 as Exhibit 3.1.1 to Amendment No. 1 to the Company's Registration on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).
4.1.2 Articles of Amendment (filed on May 23, 1997 as Exhibit 3.1.2 to Amendment No. 1 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).
4.1.3 Articles of Amendment (filed on May 23, 1997 as Exhibit 3.1.3 to Amendment No. 1 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).
4.1.4 Articles of Amendment (filed on May 23, 1997 as Exhibit 3.1.4 to Amendment No. 1 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).
4.2 Amended and Restated Bylaws (filed on May 23, 1997 as Exhibit 3.2 to Amendment No. 1 to the Company's Registration on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).
4.2.1     Amendments to Amended and Restated Bylaws (filed on May 23, 1997 as
     Exhibit 3.2.1 to Amendment No. 1 to the Company's Registration on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).
4.3 Specimen Form of Certificate Representing Membership in the Company and the Class A Common Stock (filed on November 7, 1994 as Exhibit 4.3 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).
4.4 Specimen Form of Certificate Representing Membership in the Company and the Class B Common Stock (filed on April 18, 1997 as Exhibit 4.4 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).
4.5 Specimen Form of Certificate Representing Membership in the Company and the Class C Common Stock (filed on May 23, 1997 as Exhibit 4.15 to Amendment No. 1 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).
4.6 Master Loan Agreement, dated as of March 18, 1998, between CoBank, ACB and the Registrant (filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended February 28, 1998 and incorporated herein by reference).
10.1 Form of Pig Purchase Agreement (filed on October 9, 1998 as Exhibit 10.1 to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).
10.2 Swine Production Services Agreement, dated July 13, 1994, between Farmland Industries, Inc. and the Registrant (filed on November 7, 1994 as Exhibit
     10.2 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).
10.2.1 First Amendment to Swine Production Services Agreement, dated as of July 26, 1996, between Farmland Industries, Inc. and the Company (filed as
     Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 and incorporated herein by reference).
10.2.2 Second Amendment to Swine Production Services Agreement, dated as of April 14, 1997, between Farmland Industries, Inc. and the Registrant (filed on April 18, 1997 as Exhibit 10.2.2 to the Registrant's Registration Statement on Form SB-2 (No. 333-25501) and incorporated herein by reference).
10.3 Feed Purchase Agreement, dated August 27, 1999, between the Yuma Farmers Milling-Mercantile Cooperative Company of Yuma, Colorado and the Registrant.
10.4 Interim Pig Purchase Agreement, dated July 13, 1994, between Farmland Industries, Inc. and the Registrant (filed on November 7, 1994 as Exhibit
     10.4 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).
10.4.1 First Amendment to Interim Pig Purchase Agreement, dated July 13, 1994, between Farmland Industries, Inc. and the Registrant (filed on November 7, 1994 as Exhibit 10.4.1 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).
10.5 Interim Pig Purchase Agreement, dated July 13, 1994, between the Yuma Farmers Milling-Mercantile Cooperative Company of Yuma, Colorado and the Registrant (filed on November 7, 1994 as Exhibit 10.5 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).
10.5.1 First Amendment to Interim Pig Purchase Agreement, dated July 13, 1994, between the Yuma Farmers Milling-Mercantile Cooperative Company of Yuma, Colorado and the Registrant (filed on November 7, 1994 as Exhibit
     10.5.1 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).
10.6 Master Loan Agreement, dated as of March 18, 1998, between CoBank, ACB and the Registrant (filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended February 28, 1998 and incorporated herein by reference).
10.7 The Registrant's Promissory Note, dated August 30, 1995, to Farmland Industries, Inc. (filed with the Registrant's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as Exhibit 10.16 and incorporated herein by reference).
10.8 Camborough-22 Closed Herd Multiplier Agreement, dated March 1, 1996, between Pig Improvement Company, Inc. and the Registrant (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit 10.2 and incorporated herein by reference)
24.1 Power of Attorney
27   Financial Data Schedule
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